UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 13, 2011
CFCRE Commercial Mortgage Trust 2011-C2
(Exact name of issuing entity)
CCRE Commercial Mortgage Securities, L.P.
(Exact name of registrant as specified in its charter)
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Delaware	333-172863-01	27-5333184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 938-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-99.1

Item 8.01.	OTHER EVENTS
On or about December 15, 2011, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2011-C2 (the “Certificates”), are expected to be issued by CFCRE Commercial Mortgage Trust 2011-C2, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 11, 2011 (the “Pooling and Servicing Agreement”), between CCRE Commercial Mortgage Securities, L.P., as depositor, Bank of America, National Association, as master servicer, LNR Partners, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, and Citibank, N.A., as certificate administrator and trustee.
The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-A, Class X-B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class NR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.
The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 15, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be 51 fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on 72 commercial, multifamily and manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE Lending”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 11, 2011, between the Registrant and CCRE Lending.
The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Cantor Fitzgerald & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc. (collectively, the “Underwriters”) pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 6, 2011, between the Registrant, CCRE Lending and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Cantor Fitzgerald & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc. (collectively, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of December 6, 2011, between the Registrant, CCRE Lending and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.
The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 6, 2011, supplementing the Prospectus dated November 23, 2011, each as filed with the Securities and Exchange Commission.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:
1.1	Underwriting Agreement, dated as of December 6, 2011, between CCRE Commercial Mortgage Securities, L.P., Cantor Commercial Real Estate Lending, L.P., Cantor Fitzgerald & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc.
4.1	Pooling and Servicing Agreement, dated as of December 11, 2011, between CCRE Commercial Mortgage Securities, L.P., as depositor, Bank of America, National Association, as master servicer, LNR Partners, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, and Citibank, N.A., as certificate administrator and trustee.
99.1	Mortgage Loan Purchase Agreement, dated as of December 11, 2011, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
By:	CCRE Commercial Mortgage Securities Holdings, LLC, its general partner

By:	/s/ Anthony Orso
	Name:	Anthony Orso
	Title:	Principal Executive Officer

Date: December 13, 2011

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 6, 2011, between CCRE Commercial Mortgage Securities, L.P., Cantor Commercial Real Estate Lending, L.P., Cantor Fitzgerald & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc.

4.1	Pooling and Servicing Agreement, dated as of December 11, 2011, between CCRE Commercial Mortgage Securities, L.P., as depositor, Bank of America, National Association, as master servicer, LNR Partners, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, and Citibank, N.A., as certificate administrator and trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of December 11, 2011, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.

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